UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022

THE GLIMPSE GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	001-40556	81-2958271
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 West 38th St., 9th Fl

New York, NY 10018

(Address of principal executive offices) (Zip Code)

(917)-292-2685

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VRAR	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2022, the Board of Directors of The Glimpse Group, Inc. (the “Company”) appointed Mr. Ian Charles to the Company’s board of directors and chair of the audit committee.

Mr. Charles, age 53, has approximately 25 years of executive leadership experience in technology, public markets, mergers and acquisitions, and multinational operations. Since 2022, Mr. Charles has served as the Chief Financial Officer of Filevine, a provider of legal SaaS solutions. From 2019 to 2021, Mr. Charles served as the Chief Financial Officer of Scoop Technologies, Inc., a workplace management software provider. From 2014 to 2019, Mr. Charles served as the Chief Financial Officer of Planful (formerly Host Analytics), a financial planning and analysis platform that provides financial planning, consolidation, reporting and analytics.

There were no arrangements or understandings between Mr. Charles and any other persons pursuant to which he was selected as an officer, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between Mr. Charles and the Company required to be disclosed herein.

As with other members of the Board of Directors, Mr. Charles will receive stock option grants for each year of service to purchase up to $100,000 of the Company’s common stock, which shall vest monthly. There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Charles.

Item 7.01 Regulation FD Disclosure.

On January 18, 2022, the Company issued a press release announcing the appointment of Mr. Charles. A copy of the press release is attached hereto as Exhibit 99.1.

The above information (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press release, dated January 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2022

THE GLIMPSE GROUP, INC.

By:	/s/ Lyron Bentovim
Lyron Bentovim
Chief Executive Officer